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                                                                       EXHIBIT 4


                                    [GRAPHIC]

COMMON STOCK                                                       COMMON STOCK

Number                     SUN                                           SHARES

INCORPORATED UNDER THE LAWS                                SEE REVERSE SIDE FOR
OF THE STATE OF ARIZONA                                     CERTAIN DEFINITIONS

                                                                CUSIP 866678105

                          SUN COMMUNITY BANCORP LIMITED

This Certifies that:


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF SUN COMMUNITY BANCORP LIMITED transferable only on books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers sealed with the seal of the Corporation on the date set forth hereon.

DATED:

COUNTERSIGNED AND REGISTERED:

AMERICAN SECURITIES TRANSFER & TRUST, INC.

TRANSFER AGENT AND REGISTRAR

BY [SIGNATURE]

AUTHORIZED SIGNATURE

[CORPORATE SEAL, ARIZONA]

[SIGNATURE]

CHAIRMAN & CEO

[SIGNATURE]

TREASURER

[SIGNATURE]

SECRETARY
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                                 [REVERSE SIDE]

         The Corporation will furnish without charge to each shareholder who so requests a full statement of the designation, relative rights, preferences and limitations of each class of stock or series thereof of the Corporation authorized to be issued, and the authority of the Board of Directors of the Corporation to designate and prescribe the relative rights, preferences and limitations of other series.

         The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
UNIF GIFT MIN ACT ________ Custodian ___________
                  (Cust)                (Minor)
              under Uniform Gifts to Minors

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship
         and not as tenants in common
                                                Act ____________________________
                                                              (State)

     Additional abbreviations may also be used though not in the above list.

         For Value Received, ___________________________________________________
hereby sell, assign and transfer unto

________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OR ASSIGNEE)

________________________________________________________________________________

______________________________________________shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _____________________________________________ attorney to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated: _______________ ___, _________



                                    ____________________________________________
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                       WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.